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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K/A

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                           Date of Report: October 2, 1998

                                 CAPITAL SOURCE L.P.
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                  (Exact name of Registrant as Specified in Charter)

           Delaware                   0-16497                 52-1417770
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 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)            File Number)        Identification Number)

                1004 Farnam Street, Suite 400, Omaha, Nebraska  68102
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                 (Address of Principal Executive Offices) (Zip Code)

          Registrant's telephone number, including area code: (402) 444-1630

                                         NONE
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             (Former Name or Former Address, if Change Since Last Report)

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Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

     16.01 Letter dated October 13, 1998, from Registrant's former principal independent accountant.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CAPITAL SOURCE L.P. (Registrant)

                                   By:  America First Capital Source I L.L.C.,
                                        General Partner of the Registrant

                                     By /s/ Michael Thesing
                                        -----------------------------------
                                        Michael Thesing, Vice President and
                                        Principal Financial Officer

     Dated: October 16, 1998


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